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                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Concord Communications, Inc. (the "Company") on Form 10-Q for the three months ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Melissa H. Cruz, Executive Vice President, Business Services, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    /s/ MELISSA H. CRUZ
                                   --------------------------------------------
                                                  Melissa H. Cruz
                                   Executive Vice President, Business Services,
                                      Chief Financial Officer and Treasurer

May 10, 2005